UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 10, 2020

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares, without par value	UPLC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Ultra Petroleum Corp. (the “Company”) entered into employment agreements with certain of its executive officers, including Brad Johnson, David W. Honeyfield, Jerald J. Stratton, Jr., Kason D. Kerr, James N. Whyte and Mark T. Solomon (the “Executives”). On March 10, 2020, the Board of Directors of the Company approved amendments to the employment agreement between the Company and each Executive (the “EA Amendments”), pursuant to which each Executive would be entitled to receive a one-time incentive bonus in the following amounts (the “Additional Incentive Bonus”):

Name	Position	Additional Incentive Bonus
Brad Johnson	President and Chief Executive Officer	$411,250
David W. Honeyfield	Senior Vice President and Chief Financial Officer	$375,000
Jerald J. Stratton, Jr.	Senior Vice President and Chief Operating Officer	$325,000
Kason D. Kerr	Vice President, General Counsel and Corporate Secretary	$250,000
James N. Whyte	Senior Vice President and Chief Human Resources Officer	$100,000
Mark T. Solomon	Vice President, Controller and Chief Accounting Officer	$100,000

Each Executive’s Additional Incentive Bonus shall vest and become payable, if at all, in a lump sum cash amount, with respect to (i) one-third of the Additional Incentive Bonus, on March 1, 2021 and (ii) the remaining two-thirds of the Additional Incentive Bonus on September 1, 2021, provided, that if the Company terminates an Executive without cause (as defined in the Executive’s employment agreement) or an Executive resigns for good reason (as defined in the Executive’s employment agreement), then such Executive would be entitled to receive any unpaid Additional Incentive Bonus.

The foregoing description of the EA Amendments and the terms and conditions of the Additional Incentive Bonus does not purport to be complete and is qualified in its entirety by reference to the full text of the EA amendments, copies of which are attached hereto as Exhibits 10.1 – 10.6 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement between Brad Johnson and the Company

10.2	Amendment No. 1 to Employment Agreement between David W. Honeyfield and the Company

10.3	Amendment No. 1 to Employment Agreement between Jerald J. Stratton, Jr. and the Company

10.4	Amendment No. 1 to Employment Agreement between Kason D. Kerr and the Company

10.5	Amendment No. 1 to Employment Agreement between James N. Whyte and the Company

10.6	Amendment No. 1 to Employment Agreement between Mark T. Solomon and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2020

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary